UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2019

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia		22603-8605
(Address of Principal Executive Offices)		(ZIP Code)

(540) 542-6300

Registrant’s telephone number, including area code

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TREX	New York Stock Exchange LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 5, 2019, Trex Company, Inc. (Company), as borrower; Trex Commercial Products, Inc. (TCP), as guarantor; Bank of America, N.A. (BOA), as a Lender, Administrative Agent, Swing Line Lender and L/C Issuer; and certain other lenders including Wells Fargo Bank, N.A. (Wells Fargo), who is also Syndication Agent; SunTrust Bank (SunTrust); and Branch Banking and Trust Company (BB&T) (each, a Lender and collectively, the Lenders), arranged by BofA Securities, Inc. as Sole Lead Arranger and Sole Bookrunner, entered into a Fourth Amended and Restated Credit Agreement (Fourth Amended Credit Agreement) to amend and restate the Third Amended and Restated Credit Agreement dated as of January 12, 2016, as amended (Third Amended and Restated Credit Agreement), by and among the Company, as borrower; BOA, as a lender, Administrative Agent, Swing Line Lender and L/C Issuer; CitiBank, N.A. (Citi); Capital One, N.A. (Capital One); and SunTrust, each as a lender; and Bank of America Merrill Lynch, as Sole Lead Arranger and Sole Bookrunner.

The Fourth Amended Credit Agreement

Under the Fourth Amended Credit Agreement, the Lenders agreed to provide the Company with one or more Revolving Loans in a collective maximum principal amount of $250,000,000 from January 1 through June 30 of each year and a maximum principal amount of $200,000,000 from July 1 through December 31 of each year (Loan Limit) throughout the term, which ends November 5, 2024 (Term). Previously, under the Third Amended and Restated Credit Agreement, BOA, Citi, Capital One and SunTrust agreed to provide the Company with one or more revolving loans in a collective maximum principal amount of $250,000,000 from January 1 through June 30 of each year and a maximum principal amount of $200,000,000 from July 1 through December 31 of each year throughout the term, which would have ended on January 12, 2021 if not replaced by the Fourth Amended and Restated Credit Agreement.

Included within the Loan Limit are sublimits for a Letter of Credit facility in an amount not to exceed $15,000,000; and Swing Line Loans in an aggregate principal amount at any time outstanding not to exceed $5,000,000. The Revolving Loans, the Letter of Credit facility and the Swing Line Loans are for the purpose of raising working capital and supporting general business operations.

The Notes and Interest Rates

The Notes provide the Company, in the aggregate, the ability to borrow an amount up to the Loan Limit during the Term. The Company is not obligated to borrow any amount under the Loan Limit. Within the Loan Limit, the Company may borrow, repay and reborrow at any time or from time to time while the Notes are in effect.

Base Rate Loans (as defined in the Fourth Amended Credit Agreement) under the Revolving Loans and the Swing Line Loans accrue interest at the Base Rate plus the Applicable Rate (as defined in the Fourth Amended Credit Agreement) and Eurodollar Rate Loans for the Revolving Loans and Swing Line Loans accrue interest at the Adjusted London InterBank Offered Rate plus the Applicable Rate (as defined in the Fourth Amended Credit Agreement).

The Base Rate for any day is a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by BOA as its prime rate, and (c) the Eurodollar Rate plus 1.0%.

The Applicable Rate means the following percentages per annum, based upon the Consolidated Debt to Consolidated EBITDA Ratio as set forth in the most recent Compliance Certificate received by BOA as the Administrative Agent and as set forth in the Fourth Amended Credit Agreement:

Pricing Tier	Consolidated Debt to Consolidated EBITDA Ratio	Eurodollar Rate Loans / LIBOR Index Rate / Letter of Credit Fee	Base Rate Loans	Commitment Fee
1	≥2:50:1.00	1.85%	0.85%	0.25%
2	<2.50:1.00 but ≥2.00:1.00	1.45%	0.45%	0.20%
3	<2.00:1.00 but ≥1.50:1.00	1.20%	0.20%	0.15%
4	<1.50:1.00	0.85%	0.00%	0.10%

Repayment of all then outstanding principal, interest, fees and costs is due at the end of the Term.

Letter of Credit Facility

The Letter of Credit facility provides that upon application by the Company, BOA shall issue to the Company’s credit one or more letters of credit in the aggregate amount of up to $15,000,000, or such lesser amount as may be required by law.

Fourth Amended and Restated Security and Pledge Agreement

Under the terms of the Fourth Amended and Restated Security and Pledge Agreement, the Company and TCP, subject to certain permitted encumbrances, as collateral security for the above-stated loans and all other present and future indebtedness of the Company owing to the Lenders grants to BOA, as Administrative Agent for the Lenders, a continuing security interest in certain collateral, which includes the following: (a) all Accounts; (b) all Money; (c) all Chattel Paper; (d) certain Commercial Tort Claims; (e) all Copyrights; (f) all Copyright Licenses; (g) all Deposit Accounts; (h) all Documents; (i) all Equipment; (j) all Fixtures; (k) all General Intangibles; (l) all Instruments; (m) all Inventory; (n) all Investment Property; (o) all Letter-of-Credit Rights; (p) all Patents; (q) all Patent Licenses; (r) all Pledged Equity; (s) all Software; (t) all Supporting Obligations; (u) all Trademarks; (v) all Trademark Licenses; and (w) all Accessions and all Proceeds of any and all of the foregoing, all as more specifically described and defined in the Fourth Amended and Restated Security and Pledge Agreement.

The security interests granted to BOA, as Administrative Agent in the Fourth Amended and Restated Security and Pledge Agreement for the ratable benefit of the Lenders, secures: (a) the payment and performance of the Obligations; and (b) certain reasonable costs and expenses as more specifically described therein.

Release of Deeds of Trust

The Fourth Amended Credit Agreement provides for the release of the Deeds of Trust on Company owned real estate partially located in Frederick County, Virginia and partially located in Winchester, Virginia, and real estate located in City of Fernley, Lyon County, Nevada. Such documents are more specially discussed in Item 1.02 below.

Transaction Fees

As a result of the transaction and excluding legal and accounting fees payable as a result of the transaction, the Company incurred closing fees equal to $387,500.

All capitalized terms used in this section but not otherwise defined herein shall have the meaning set forth in the Fourth Amended Credit Agreement. To the extent not defined herein or in the Fourth Amended Credit Agreement, all capitalized terms shall have the meanings provided for by the Uniform Commercial Code.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 1.02.

Effective as of November 5, 2019, the following were terminated (or released in the event of (e) and (f) below):

a)	Revolver Note dated January 12, 2016 payable by the Company to Bank of America, N.A. in the amount of the lesser of $110,000,000 or the outstanding revolver advances made by Bank of America, N.A.

b)	Revolver Note dated January 12, 2016 payable by the Company to Citibank, N.A. in the amount of the lesser of $75,000,000 or the outstanding revolver advances made by Citibank, N.A.

c)	Revolver Note dated January 12, 2016 payable by the Company to Capital One, N.A. in the amount of the lesser of $35,000,000 or the outstanding revolver advances made by Capital One, N.A.

d)	Revolver Note dated January 12, 2016 payable by the Company to SunTrust Bank in the amount of the lesser of $30,000,000 or the outstanding revolver advances made by SunTrust Bank.

e)	Assignment of Amended and Restated Credit Line Deed of Trust, Substitution of Trustee and Amendment, dated as of January 12, 2016, by and among the Company as grantor, PRLAP, INC, as trustee, and Bank of America, N.A., as Administrative Agent for Bank of America, N.A., Citibank, N.A., Capital One, N.A., and SunTrust Bank, as Beneficiaries relating to real property partially located in the County of Frederick, Virginia and partially located in the City of Winchester, Virginia.

f)	Amended and Restated Deed of Trust, dated as of January 12, 2016, by and among the Company as grantor, First American Title Insurance Company, as trustee, and Bank of America, N.A., Citibank, N.A., Capital One, N.A., and SunTrust Bank, as Beneficiaries relating to real property located in the City of Fernley, Lyon County, Nevada.

No material fees were due or owing as a result of the termination or release of the aforementioned agreements.

Item 9.01	Financial Statements and Exhibits.

(c) Trex Company, Inc. herewith files the following exhibits:

Exhibit No.	Description

4.1

Fourth Amended and Restated Credit Agreement dated as of November 5, 2019 between the Company, as borrower; Trex Commercial Products, Inc., as guarantor, Bank of America, N.A., as a Lender, Administrative Agent, Swing Line Lender and L/C Issuer; and certain other lenders including Wells Fargo Bank, N.A., who is also Syndication Agent, SunTrust Bank, and Branch Banking and Trust Company arranged by BofA Securities, Inc. as Sole Lead Arranger and Sole Bookrunner. FILED HEREWITH

4.2

Note dated November 5, 2019 payable by the Company to Bank of America, N.A. in the amount of the lesser of $125,000,000 or the outstanding revolver advances made by Bank of America, N.A. FILED HEREWITH

4.3

Note dated November 5, 2019 payable by the Company to Wells Fargo Bank, N.A. in the amount of the lesser of $70,000,000 or the outstanding revolver advances made by Wells Fargo Bank, N.A. FILED HEREWITH

4.4	Note dated November 5, 2019 payable by the Company to SunTrust Bank in the amount of the lesser of $30,000,000 or the outstanding revolver advances made by SunTrust Bank. FILED HEREWITH

4.5

Note dated November 5, 2019 payable by the Company to Branch Banking and Trust Company in the amount of the lesser of $25,000,000 or the outstanding revolver advances made by Branch Banking and Trust Company. FILED HEREWITH

4.6

Fourth Amended and Restated Security and Pledge Agreement dated as of November 5, 2019 between the Company, as debtor, Trex Commercial Products, Inc., as additional obligor; and Bank of America, N.A. as Administrative Agent (including Notices of Grant of Security Interest in Copyrights and Trademarks). FILED HEREWITH

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: November 6, 2019	/s/ Bryan H. Fairbanks
Bryan H. Fairbanks
Executive Vice President and
Chief Financial Officer